Quarterly Financial Supplement Fiscal fourth quarter and fiscal 2025 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

in millions, except per share amounts	Three months ended September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	% change from September 30, 2024	June 30, 2025	Twelve months ended September 30, 2024	**September 30, 2025**	% change
Revenues:										
Asset management and related administrative fees	$ 1,662	$ 1,743	$ 1,725	$ 1,733	**$ 1,877**	13 %	8 %	$ 6,196	**$ 7,078**	14 %
Brokerage revenues:										
Securities commissions	438	440	431	431	**473**	8 %	10 %	1,651	**1,775**	8 %
Principal transactions	123	119	149	128	**133**	8 %	4 %	492	**529**	8 %
Total brokerage revenues	561	559	580	559	**606**	8 %	8 %	2,143	**2,304**	8 %
Account and service fees	332	342	321	302	**297**	(11)%	(2)%	1,314	**1,262**	(4)%
Investment banking	315	325	216	212	**316**	— %	49 %	858	**1,069**	25 %
Interest income	1,073	1,027	963	990	**1,014**	(5)%	2 %	4,232	**3,994**	(6)%
Other	60	39	40	46	**80**	33 %	74 %	180	**205**	14 %
Total revenues	4,003	4,035	3,845	3,842	**4,190**	5 %	9 %	14,923	**15,912**	7 %
Interest expense	(541)	(498)	(442)	(444)	**(463)**	(14)%	4 %	(2,102)	**(1,847)**	(12)%
Net revenues	3,462	3,537	3,403	3,398	**3,727**	8 %	10 %	12,821	**14,065**	10 %
Non-interest expenses:										
Compensation, commissions and benefits	2,159	2,272	2,204	2,202	**2,394**	11 %	9 %	8,213	**9,072**	10 %
Non-compensation expenses:										
Communications and information processing	181	178	184	191	**199**	10 %	4 %	662	**752**	14 %
Occupancy and equipment	76	73	74	77	**84**	11 %	9 %	296	**308**	4 %
Business development	64	68	64	77	**82**	28 %	6 %	257	**291**	13 %
Investment sub-advisory fees	50	53	54	56	**60**	20 %	7 %	182	**223**	23 %
Professional fees	47	34	34	42	**53**	13 %	26 %	150	**163**	9 %
Bank loan provision for credit losses	22	—	16	15	**6**	(73)%	(60)%	45	**37**	(18)%
Other [(1)]	103	110	102	175	**118**	15 %	(33)%	373	**505**	35 %
Total non-compensation expenses	543	516	528	633	**602**	11 %	(5)%	1,965	**2,279**	16 %
Total non-interest expenses	2,702	2,788	2,732	2,835	**2,996**	11 %	6 %	10,178	**11,351**	12 %
Pre-tax income	760	749	671	563	**731**	(4)%	30 %	2,643	**2,714**	3 %
Provision for income taxes	158	149	176	127	**127**	(20)%	— %	575	**579**	1 %
Net income	602	600	495	436	**604**	— %	39 %	2,068	**2,135**	3 %
Preferred stock dividends	1	1	2	1	**1**	— %	— %	5	**5**	— %
Net income available to common shareholders	$ 601	$ 599	$ 493	$ 435	**$ 603**	— %	39 %	$ 2,063	**$ 2,130**	3 %
Earnings per common share – basic [(2)]	$ 2.93	$ 2.94	$ 2.41	$ 2.16	**$ 3.03**	3 %	40 %	$ 9.94	**$ 10.53**	6 %
Earnings per common share – diluted [(2)]	$ 2.86	$ 2.86	$ 2.36	$ 2.12	**$ 2.95**	3 %	39 %	$ 9.70	**$ 10.30**	6 %
Weighted-average common shares outstanding – basic	204.7	203.7	204.3	201.2	**199.0**	(3)%	(1)%	207.1	**202.0**	(2)%
Weighted-average common and common equivalent shares outstanding – diluted	210.1	209.2	208.7	205.5	**203.8**	(3)%	(1)%	212.3	**206.6**	(3)%

Please refer to the footnotes at the end of this supplement for additional information.

3

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

$ in billions, except per share amounts	As of September 30, 2024	As of December 31, 2024	As of March 31, 2025	As of June 30, 2025	As of **September 30, 2025**	% change from September 30, 2024	% change from June 30, 2025
Total assets	$ 83.0	$ 82.3	$ 83.1	$ 84.8	**$ 88.2**	6 %	4 %
Total common equity attributable to Raymond James Financial, Inc.	$ 11.6	$ 11.8	$ 12.1	$ 12.2	**$ 12.4**	7 %	2 %
Book value per share (3)	$ 57.03	$ 57.89	$ 59.74	$ 60.90	**$ 62.72**	10 %	3 %
Tangible book value per share (3) (4)	$ 48.43	$ 49.49	$ 51.29	$ 52.32	**$ 54.12**	12 %	3 %
Capital ratios:							
Tier 1 leverage	12.8 %	13.0 %	13.3 %	13.1 %	**13.1 %** (5)		
Tier 1 capital	22.8 %	23.7 %	23.5 %	22.9 %	**23.0 %** (5)		
Common equity tier 1	22.6 %	23.5 %	23.3 %	22.7 %	**22.9 %** (5)		
Total capital	24.1 %	25.0 %	24.8 %	24.2 %	**24.1 %** (5)		

$ in millions	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended March 31, 2025	Three months ended June 30, 2025	Three months ended **September 30, 2025**	% change from September 30, 2024	% change from June 30, 2025	Twelve months ended September 30, 2024	Twelve months ended **September 30, 2025**	% change
Adjusted pre-tax income (4)	$ 785	$ 769	$ 690	$ 582	**$ 770**	(2)%	32 %	$ 2,740	**$ 2,811**	3 %
Adjusted net income available to common shareholders (4)	$ 621	$ 614	$ 507	$ 449	**$ 635**	2 %	41 %	$ 2,137	**$ 2,205**	3 %
Adjusted earnings per common share – basic (2) (4)	$ 3.03	$ 3.01	$ 2.48	$ 2.23	**$ 3.19**	5 %	43 %	$ 10.30	**$ 10.90**	6 %
Adjusted earnings per common share – diluted (2) (4)	$ 2.95	$ 2.93	$ 2.42	$ 2.18	**$ 3.11**	5 %	43 %	$ 10.05	**$ 10.66**	6 %
Return on common equity (6)	21.2 %	20.4 %	16.4 %	14.3 %	**19.6 %**			18.9 %	**17.7 %**	
Adjusted return on common equity (4) (6)	21.9 %	20.9 %	16.9 %	14.8 %	**20.6 %**			19.6 %	**18.3 %**	
Adjusted return on tangible common equity (4) (6)	25.8 %	24.6 %	19.7 %	17.2 %	**23.9 %**			23.3 %	**21.3 %**	
Pre-tax margin (7)	22.0 %	21.2 %	19.7 %	16.6 %	**19.6 %**			20.6 %	**19.3 %**	
Adjusted pre-tax margin (4) (7)	22.7 %	21.7 %	20.3 %	17.1 %	**20.7 %**			21.4 %	**20.0 %**	
Total compensation ratio (8)	62.4 %	64.2 %	64.8 %	64.8 %	**64.2 %**			64.1 %	**64.5 %**	
Adjusted total compensation ratio (4) (8)	62.1 %	64.0 %	64.5 %	64.5 %	**64.0 %**			63.7 %	**64.3 %**	
Effective tax rate	20.8 %	19.9 %	26.2 %	22.6 %	**17.4 %**			21.8 %	**21.3 %**	

Please refer to the footnotes at the end of this supplement for additional information.

4

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

Client asset metrics *($ in billions)*	As of					% change from	
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	September 30, 2024	June 30, 2025
Client assets under administration	$ 1,571.1	$ 1,557.5	$ 1,535.9	$ 1,637.1	**$ 1,730.6**	10 %	6 %
Private Client Group assets under administration	$ 1,507.0	$ 1,491.8	$ 1,475.5	$ 1,574.2	**$ 1,666.5**	11 %	6 %
Private Client Group assets in fee-based accounts	$ 875.2	$ 876.6	$ 872.8	$ 943.9	**$ 1,008.1**	15 %	7 %
Financial assets under management	$ 244.8	$ 243.9	$ 245.0	$ 263.2	**$ 274.9**	12 %	4 %

Net new assets metrics [9] *($ in millions)*	Three months ended					Twelve months ended	
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	September 30, 2024	**September 30, 2025**
Domestic Private Client Group net new assets	$ 12,969	$ 14,020	$ 8,830	$ 11,651	**$ 17,930**	$ 60,709	**$ 52,431**
Domestic Private Client Group net new assets growth — annualized	4.0 %	4.0 %	2.6 %	3.4 %	**5.0 %**	5.5 %	**3.8 %**

Clients' domestic cash sweep and Enhanced Savings Program balances *($ in millions)*	As of					% change from	
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	September 30, 2024	June 30, 2025
Raymond James Bank Deposit Program ("RJBDP"): [10]							
Bank segment [10]	$ 23,978	$ 23,946	$ 25,783	$ 26,635	**$ 26,555**	11 %	— %
Third-party banks	18,226	20,341	16,813	13,878	**14,761**	(19)%	6 %
Subtotal RJBDP	42,204	44,287	42,596	40,513	**41,316**	(2)%	2 %
Client Interest Program	1,653	1,664	1,656	1,640	**1,572**	(5)%	(4)%
Total clients' domestic cash sweep balances	43,857	45,951	44,252	42,153	**42,888**	(2)%	2 %
Enhanced Savings Program ("ESP") [11]	14,018	13,785	13,507	13,027	**13,465**	(4)%	3 %
Total clients' domestic cash sweep and ESP balances	$ 57,875	$ 59,736	$ 57,759	$ 55,180	**$ 56,353**	(3)%	2 %

Net interest income and RJBDP fees *($ in millions)*	Three months ended					% change from		Twelve months ended		
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	September 30, 2024	June 30, 2025	September 30, 2024	**September 30, 2025**	**% change**
Net interest income and RJBDP fees (third-party banks)	$ 678	$ 673	$ 651	$ 656	**$ 653**	(4)%	— %	$ 2,737	**$ 2,633**	(4)%
Average yield on RJBDP - third-party banks [12]	3.34 %	3.12 %	3.00 %	2.96 %	**2.91 %**			3.50 %	**3.01 %**	

Please refer to the footnotes at the end of this supplement for additional information.

5

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

	Three months ended					% change from		Twelve months ended		
$ in millions	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	September 30, 2024	June 30, 2025	September 30, 2024	**September 30, 2025**	**% change**
Revenues:										
Asset management and related administrative fees	$ 1,408	$ 1,476	$ 1,457	$ 1,462	**$ 1,585**	13 %	8 %	$ 5,246	**$ 5,980**	14 %
Brokerage revenues:										
Mutual and other fund products	148	152	152	146	**155**	5 %	6 %	567	**605**	7 %
Insurance and annuity products	137	118	117	129	**147**	7 %	14 %	519	**511**	(2)%
Equities, ETFs, and fixed income products	148	163	150	145	**163**	10 %	12 %	545	**621**	14 %
Total brokerage revenues	433	433	419	420	**465**	7 %	11 %	1,631	**1,737**	6 %
Account and service fees:										
Mutual fund and other investment products	122	126	130	126	**136**	11 %	8 %	461	**518**	12 %
RJBDP fees: (10)										
Bank segment	197	187	183	193	**191**	(3)%	(1)%	824	**754**	(8)%
Third-party banks	146	144	130	110	**102**	(30)%	(7)%	607	**486**	(20)%
Client account and other fees	69	70	66	72	**67**	(3)%	(7)%	264	**275**	4 %
Total account and service fees	534	527	509	501	**496**	(7)%	(1)%	2,156	**2,033**	(6)%
Investment banking	9	8	9	9	**9**	— %	— %	38	**35**	(8)%
Interest income (13)	119	126	110	114	**118**	(1)%	4 %	480	**468**	(3)%
All other	4	5	6	5	**13**	225 %	160 %	27	**29**	7 %
Total revenues	2,507	2,575	2,510	2,511	**2,686**	7 %	7 %	9,578	**10,282**	7 %
Interest expense	(31)	(27)	(24)	(23)	**(26)**	(16)%	13 %	(119)	**(100)**	(16)%
Net revenues	2,476	2,548	2,486	2,488	**2,660**	7 %	7 %	9,459	**10,182**	8 %
Non-interest expenses:										
Financial advisor compensation and benefits	1,364	1,413	1,411	1,414	**1,532**	12 %	8 %	5,154	**5,770**	12 %
Administrative compensation and benefits	387	418	388	389	**419**	8 %	8 %	1,546	**1,614**	4 %
Total compensation, commissions and benefits	1,751	1,831	1,799	1,803	**1,951**	11 %	8 %	6,700	**7,384**	10 %
Non-compensation expenses	264	255	256	274	**293**	11 %	7 %	974	**1,078**	11 %
Total non-interest expenses	2,015	2,086	2,055	2,077	**2,244**	11 %	8 %	7,674	**8,462**	10 %
Pre-tax income	$ 461	$ 462	$ 431	$ 411	**$ 416**	(10)%	1 %	$ 1,785	**$ 1,720**	(4)%

Please refer to the footnotes at the end of this supplement for additional information.
6

RAYMOND JAMES FINANCIAL, INC.

Segment Results - Capital Markets (Unaudited)

$ in millions	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended March 31, 2025	Three months ended June 30, 2025	Three months ended **September 30, 2025**	% change from September 30, 2024	% change from June 30, 2025	Twelve months ended September 30, 2024	Twelve months ended **September 30, 2025**	% change
Revenues:										
Brokerage revenues:										
Fixed income	$ 91	$ 85	$ 116	$ 97	**$ 99**	9 %	2 %	$ 367	**$ 397**	8 %
Equity	36	41	45	41	**41**	14 %	— %	143	**168**	17 %
Total brokerage revenues	127	126	161	138	**140**	10 %	1 %	510	**565**	11 %
Investment banking:										
Merger & acquisition and advisory	205	226	129	105	**163**	(20)%	55 %	521	**623**	20 %
Equity underwriting	49	35	31	38	**46**	(6)%	21 %	131	**150**	15 %
Debt underwriting	52	56	47	60	**100**	92 %	67 %	168	**263**	57 %
Total investment banking	306	317	207	203	**309**	1 %	52 %	820	**1,036**	26 %
Interest income	28	29	28	27	**27**	(4)%	— %	109	**111**	2 %
Affordable housing investments business revenues	43	29	20	33	**58**	35 %	76 %	118	**140**	19 %
All other	6	5	4	4	**4**	(33)%	— %	18	**17**	(6)%
Total revenues	510	506	420	405	**538**	5 %	33 %	1,575	**1,869**	19 %
Interest expense	(27)	(26)	(24)	(24)	**(25)**	(7)%	4 %	(103)	**(99)**	(4)%
Net revenues	483	480	396	381	**513**	6 %	35 %	1,472	**1,770**	20 %
Non-interest expenses:										
Compensation, commissions and benefits	281	301	262	262	**303**	8 %	16 %	1,002	**1,128**	13 %
Non-compensation expenses (1)	107	105	98	173	**120**	12 %	(31)%	403	**496**	23 %
Total non-interest expenses	388	406	360	435	**423**	9 %	(3)%	1,405	**1,624**	16 %
Pre-tax income/(loss)	$ 95	$ 74	$ 36	$ (54)	**$ 90**	(5)%	NM	$ 67	**$ 146**	118 %

Please refer to the footnotes at the end of this supplement for additional information.
7

Three months ended % change from Twelve months ended $ in millions September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 September 30, 2024 June 30, 2025 September 30, 2024 September 30, 2025 % change Revenues: Asset management and related administrative fees: Managed programs $ 176 $ 189 $ 187 $ 189 $ 204 16% 8% $ 660 $ 769 17 % Administration and other 87 93 91 91 99 14% 9% 323 374 16 % Total asset management and related administrative fees 263 282 278 280 303 15% 8% 983 1,143 16 % Account and service fees 6 6 6 5 6 — % 20% 22 23 5 % All other 6 6 5 6 5 (17) % (17) % 22 22 — % Net revenues 275 294 289 291 314 14% 8% 1,027 1,188 16 % Non-interest expenses: Compensation, commissions and benefits 56 58 57 54 60 7% 11% 223 229 3 % Non-compensation expenses 103 111 111 112 122 18% 9% 383 456 19 % Total non-interest expenses 159 169 168 166 182 14% 10% 606 685 13 % Pre-tax income $ 116 $ 125 $ 121 $ 125 $ 132 14% 6% $ 421 $ 503 19 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Bank (Unaudited)

$ in millions	Three months ended September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	% change from September 30, 2024	% change from June 30, 2025	Twelve months ended September 30, 2024	**September 30, 2025**	% change
Revenues:										
Interest income	$ 887	$ 847	$ 802	$ 823	**$ 843**	(5)%	2 %	$ 3,494	**$ 3,315**	(5)%
Interest expense	(476)	(433)	(383)	(383)	**(401)**	(16)%	5 %	(1,838)	**(1,600)**	(13)%
Net interest income	411	414	419	440	**442**	8 %	— %	1,656	**1,715**	4 %
All other	22	11	15	18	**17**	(23)%	(6)%	60	**61**	2 %
Net revenues	433	425	434	458	**459**	6 %	— %	1,716	**1,776**	3 %
Non-interest expenses:										
Compensation and benefits	44	46	45	47	**46**	5 %	(2)%	180	**184**	2 %
Non-compensation expenses:										
Bank loan provision for credit losses	22	—	16	15	**6**	(73)%	(60)%	45	**37**	(18)%
RJBDP fees to Private Client Group [10]	197	187	183	193	**191**	(3)%	(1)%	824	**754**	(8)%
All other	72	74	73	80	**83**	15 %	4 %	287	**310**	8 %
Total non-compensation expenses	291	261	272	288	**280**	(4)%	(3)%	1,156	**1,101**	(5)%
Total non-interest expenses	335	307	317	335	**326**	(3)%	(3)%	1,336	**1,285**	(4)%
Pre-tax income	$ 98	$ 118	$ 117	$ 123	**$ 133**	36 %	8 %	$ 380	**$ 491**	29 %

Please refer to the footnotes at the end of this supplement for additional information.

9

Three months ended % change from Twelve months ended $ in millions September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 September 30, 2024 June 30, 2025 September 30, 2024 September 30, 2025 % change Revenues: Interest income (13) $ 53 $ 34 $ 34 $ 34 $ 37 (30) % 9% $ 193 $ 139 (28) % All other — 3 4 — — — % — % 6 7 17 % Total revenues 53 37 38 34 37 (30) % 9% 199 146 (27) % Interest expense (25) (25) (25) (25) (25) — % — % (100) (100) — % Net revenues 28 12 13 9 12 (57) % 33% 99 46 (54) % Non-interest expenses: Compensation and benefits 26 36 40 36 35 35% (3) % 104 147 41 % All other 12 6 7 15 17 42% 13% 5 45 800 % Total non-interest expenses 38 42 47 51 52 37% 2% 109 192 76 % Pre-tax loss $ (10) $ (30) $ (34) $ (42) $ (40) (300) % 5% $ (10) $ (146) (1,360) % RAYMOND JAMES FINANCIAL, INC. Segment Results - Other (14) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 10

RAYMOND JAMES FINANCIAL, INC.
Bank Segment Selected Key Metrics (Unaudited)

Bank Segment

$ in billions	As of September 30, 2024	As of December 31, 2024	As of March 31, 2025	As of June 30, 2025	As of **September 30, 2025**	% change from September 30, 2024	% change from June 30, 2025
Total assets	$ 62.4	$ 62.3	$ 62.7	$ 63.6	**$ 65.3**	5 %	3 %
Bank deposits	$ 56.0	$ 55.9	$ 56.4	$ 57.2	**$ 58.9**	5 %	3 %

$ in millions	As of September 30, 2024	As of December 31, 2024	As of March 31, 2025	As of June 30, 2025	As of **September 30, 2025**	% change from September 30, 2024	% change from June 30, 2025
Bank loans by portfolio segment:							
Securities-based loans [15]	$ 16,233	$ 16,869	$ 17,608	$ 18,497	**$ 19,775**	22 %	7 %
Commercial and industrial loans	9,953	10,390	10,462	10,754	**10,777**	8 %	— %
Commercial real estate loans	7,615	7,586	7,569	7,777	**7,840**	3 %	1 %
Real estate investment trust loans	1,716	1,683	1,794	1,735	**1,690**	(2)%	(3)%
Residential mortgage loans	9,412	9,602	9,801	9,976	**10,295**	9 %	3 %
Tax-exempt loans	1,338	1,294	1,268	1,311	**1,226**	(8)%	(6)%
Total loans held for investment	46,267	47,424	48,502	50,050	**51,603**	12 %	3 %
Held for sale loans	184	192	223	255	**416**	126 %	63 %
Total loans held for sale and investment	46,451	47,616	48,725	50,305	**52,019**	12 %	3 %
Allowance for credit losses	(457)	(452)	(452)	(465)	**(452)**	(1)%	(3)%
Bank loans, net	$ 45,994	$ 47,164	$ 48,273	$ 49,840	**$ 51,567**	12 %	3 %
Total nonperforming assets	$ 175	$ 161	$ 214	$ 214	**$ 187**	7 %	(13)%
Total criticized loans	$ 679	$ 599	$ 551	$ 572	**$ 660**	(3)%	15 %
Bank loan allowance for credit losses as a % of total loans held for investment	0.99 %	0.95 %	0.93 %	0.93 %	**0.88 %**		
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment [16]	*1.99 %*	*1.93 %*	*1.94 %*	*1.96 %*	***1.88 %***		
Nonperforming assets as a % of total assets	0.28 %	0.26 %	0.34 %	0.34 %	**0.29 %**		
Criticized loans as a % of total loans held for investment	1.47 %	1.26 %	1.14 %	1.14 %	**1.28 %**		

$ in millions	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended March 31, 2025	Three months ended June 30, 2025	Three months ended **September 30, 2025**	Twelve months ended September 30, 2024	Twelve months ended **September 30, 2025**
Net interest margin (net yield on interest-earning assets)	2.62 %	2.60 %	2.67 %	2.74 %	**2.71 %**	2.67 %	**2.68 %**
Bank loan provision for credit losses	$ 22	$ —	$ 16	$ 15	**$ 6**	$ 45	**$ 37**
Net charge-offs	$ 20	$ 4	$ 15	$ 3	**$ 19**	$ 62	**$ 41**

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe a certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended					Twelve months ended	
$ in millions	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	September 30, 2024	**September 30, 2025**
Net income available to common shareholders	$ 601	$ 599	$ 493	$ 435	**$ 603**	$ 2,063	**$ 2,130**
Non-GAAP adjustments:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [17]	9	8	8	9	**6**	42	**31**
Other acquisition-related compensation	—	—	—	—	**4**	—	**4**
Total "Compensation, commissions and benefits" expense	9	8	8	9	**10**	42	**35**
Communications and information processing	1	—	—	—	**2**	2	**2**
Professional fees	1	1	1	—	**8**	4	**10**
Other:							
Amortization of identifiable intangible assets [18]	11	11	10	10	**10**	44	**41**
All other acquisition-related expenses	3	—	—	—	**9**	5	**9**
Total "Other" expense	14	11	10	10	**19**	49	**50**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	25	20	19	19	**39**	97	**97**
Tax effect of non-GAAP adjustments	(5)	(5)	(5)	(5)	**(7)**	(23)	**(22)**
Total non-GAAP adjustments, net of tax	20	15	14	14	**32**	74	**75**
Adjusted net income available to common shareholders [4]	$ 621	$ 614	$ 507	$ 449	**$ 635**	$ 2,137	**$ 2,205**
Pre-tax income	$ 760	$ 749	$ 671	$ 563	**$ 731**	$ 2,643	**$ 2,714**
Pre-tax impact of non-GAAP adjustments (as detailed above)	25	20	19	19	**39**	97	**97**
Adjusted pre-tax income [4]	$ 785	$ 769	$ 690	$ 582	**$ 770**	$ 2,740	**$ 2,811**
Compensation, commissions and benefits expense	$ 2,159	$ 2,272	$ 2,204	$ 2,202	**$ 2,394**	$ 8,213	**$ 9,072**
Less: Total compensation-related acquisition expenses (as detailed above) [17]	9	8	8	9	**10**	42	**35**
Adjusted "Compensation, commissions and benefits" expense [4]	$ 2,150	$ 2,264	$ 2,196	$ 2,193	**$ 2,384**	$ 8,171	**$ 9,037**

Please refer to the footnotes at the end of this supplement for additional information.
12

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

	Three months ended					Twelve months ended	
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	September 30, 2024	**September 30, 2025**
Pre-tax margin (7)	22.0 %	21.2 %	19.7 %	16.6 %	**19.6 %**	20.6 %	**19.3 %**
Impact of non-GAAP adjustments on pre-tax margin:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention (17)	0.3 %	0.2 %	0.3 %	0.3 %	**0.1 %**	0.4 %	**0.2 %**
Other acquisition-related compensation	— %	— %	— %	— %	**0.1 %**	— %	**— %**
Total "Compensation, commissions and benefits" expense	0.3 %	0.2 %	0.3 %	0.3 %	**0.2 %**	0.4 %	**0.2 %**
Communications and information processing	— %	— %	— %	— %	**0.1 %**	— %	**— %**
Professional fees	— %	— %	— %	— %	**0.2 %**	— %	**0.1 %**
Other:							
Amortization of identifiable intangible assets (18)	0.3 %	0.3 %	0.3 %	0.2 %	**0.3 %**	0.3 %	**0.3 %**
All other acquisition-related expenses	0.1 %	— %	— %	— %	**0.3 %**	0.1 %	**0.1 %**
Total "Other" expense	0.4 %	0.3 %	0.3 %	0.2 %	**0.6 %**	0.4 %	**0.4 %**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.7 %	0.5 %	0.6 %	0.5 %	**1.1 %**	0.8 %	**0.7 %**
Adjusted pre-tax margin (4) (7)	22.7 %	21.7 %	20.3 %	17.1 %	**20.7 %**	21.4 %	**20.0 %**
Total compensation ratio (8)	62.4 %	64.2 %	64.8 %	64.8 %	**64.2 %**	64.1 %	**64.5 %**
Less the impact of non-GAAP adjustments on compensation ratio:							
Acquisition-related retention (17)	0.3 %	0.2 %	0.3 %	0.3 %	**0.1 %**	0.4 %	**0.2 %**
Other acquisition-related compensation	— %	— %	— %	— %	**0.1 %**	— %	**— %**
Total "Compensation, commissions and benefits" expenses related to acquisitions	0.3 %	0.2 %	0.3 %	0.3 %	**0.2 %**	0.4 %	**0.2 %**
Adjusted total compensation ratio (4) (8)	62.1 %	64.0 %	64.5 %	64.5 %	**64.0 %**	63.7 %	**64.3 %**

Please refer to the footnotes at the end of this supplement for additional information.

13

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

Earnings per common share [2]	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended March 31, 2025	Three months ended June 30, 2025	Three months ended **September 30, 2025**	Twelve months ended September 30, 2024	Twelve months ended **September 30, 2025**
Basic	$ 2.93	$ 2.94	$ 2.41	$ 2.16	**$ 3.03**	$ 9.94	**$ 10.53**
Impact of non-GAAP adjustments on basic earnings per common share:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [17]	0.04	0.04	0.04	0.04	**0.03**	0.20	**0.15**
Other acquisition-related compensation	—	—	—	—	**0.02**	—	**0.02**
Total "Compensation, commissions and benefits" expense	0.04	0.04	0.04	0.04	**0.05**	0.20	**0.17**
Communications and information processing	—	—	—	—	**0.01**	0.01	**0.01**
Professional fees	0.01	—	—	—	**0.04**	0.02	**0.05**
Other:							
Amortization of identifiable intangible assets [18]	0.05	0.05	0.05	0.05	**0.05**	0.21	**0.20**
All other acquisition-related expenses	0.02	—	—	—	**0.05**	0.03	**0.05**
Total "Other" expense	0.07	0.05	0.05	0.05	**0.10**	0.24	**0.25**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.12	0.09	0.09	0.09	**0.20**	0.47	**0.48**
Tax effect of non-GAAP adjustments	(0.02)	(0.02)	(0.02)	(0.02)	**(0.04)**	(0.11)	**(0.11)**
Total non-GAAP adjustments, net of tax	0.10	0.07	0.07	0.07	**0.16**	0.36	**0.37**
Adjusted basic [4]	$ 3.03	$ 3.01	$ 2.48	$ 2.23	**$ 3.19**	$ 10.30	**$ 10.90**

Please refer to the footnotes at the end of this supplement for additional information.

14

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

Earnings per common share [(2)]	Three months ended September 30, 2024	Three months ended December 31, 2024	Three months ended March 31, 2025	Three months ended June 30, 2025	Three months ended **September 30, 2025**	Twelve months ended September 30, 2024	Twelve months ended **September 30, 2025**
Diluted	$ 2.86	$ 2.86	$ 2.36	$ 2.12	**$ 2.95**	$ 9.70	**$ 10.30**
Impact of non-GAAP adjustments on diluted earnings per common share:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [(17)]	0.04	0.04	0.04	0.04	**0.03**	0.20	**0.15**
Other acquisition-related compensation	—	—	—	—	**0.02**	—	**0.02**
Total "Compensation, commissions and benefits" expense	0.04	0.04	0.04	0.04	**0.05**	0.20	**0.17**
Communications and information processing	—	—	—	—	**0.01**	0.01	**0.01**
Professional fees	—	—	—	—	**0.04**	0.02	**0.05**
Other:							
Amortization of identifiable intangible assets [(18)]	0.05	0.05	0.05	0.04	**0.05**	0.21	**0.20**
All other acquisition-related expenses	0.02	—	—	—	**0.04**	0.02	**0.04**
Total "Other" expense	0.07	0.05	0.05	0.04	**0.09**	0.23	**0.24**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.11	0.09	0.09	0.08	**0.19**	0.46	**0.47**
Tax effect of non-GAAP adjustments	(0.02)	(0.02)	(0.03)	(0.02)	**(0.03)**	(0.11)	**(0.11)**
Total non-GAAP adjustments, net of tax	0.09	0.07	0.06	0.06	**0.16**	0.35	**0.36**
Adjusted diluted [(4)]	$ 2.95	$ 2.93	$ 2.42	$ 2.18	**$ 3.11**	$ 10.05	**$ 10.66**

Book value per share

$ in millions, except per share amounts	As of September 30, 2024	As of December 31, 2024	As of March 31, 2025	As of June 30, 2025	As of **September 30, 2025**
Total common equity attributable to Raymond James Financial, Inc.	$ 11,594	$ 11,844	$ 12,133	$ 12,180	**$ 12,424**
Less non-GAAP adjustments:					
Goodwill and identifiable intangible assets, net	1,886	1,858	1,855	1,860	**1,847**
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(138)	(139)	(140)	(143)	**(144)**
Tangible common equity attributable to Raymond James Financial, Inc. [(4)]	$ 9,846	$ 10,125	$ 10,418	$ 10,463	**$ 10,721**
Common shares outstanding	203.3	204.6	203.1	200.0	**198.1**
Book value per share [(3)]	$ 57.03	$ 57.89	$ 59.74	$ 60.90	**$ 62.72**
Tangible book value per share [(3)] [(4)]	$ 48.43	$ 49.49	$ 51.29	$ 52.32	**$ 54.12**

Please refer to the footnotes at the end of this supplement for additional information.

15

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

Return on common equity	Three months ended					Twelve months ended	
$ in millions	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	September 30, 2024	**September 30, 2025**
Average common equity (19)	$ 11,356	$ 11,719	$ 11,989	$ 12,157	**$ 12,302**	$ 10,893	**$ 12,035**
Impact of non-GAAP adjustments on average common equity:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention (17)	5	4	4	5	**3**	22	**16**
Other acquisition-related compensation	—	—	—	—	**2**	—	**1**
Total "Compensation, commissions and benefits" expense	5	4	4	5	**5**	22	**17**
Communications and information processing	—	—	—	—	**1**	—	**—**
Professional fees	1	1	1	—	**4**	2	**3**
Other:							
Amortization of identifiable intangible assets (18)	6	6	5	5	**5**	22	**21**
All other acquisition-related expenses	1	—	—	—	**5**	2	**1**
Total "Other" expense	7	6	5	5	**10**	24	**22**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	13	11	10	10	**20**	48	**42**
Tax effect of non-GAAP adjustments	(3)	(3)	(3)	(3)	**(4)**	(12)	**(10)**
Total non-GAAP adjustments, net of tax	10	8	7	7	**16**	36	**32**
Adjusted average common equity (4) (19)	$ 11,366	$ 11,727	$ 11,996	$ 12,164	**$ 12,318**	$ 10,929	**$ 12,067**

Please refer to the footnotes at the end of this supplement for additional information.
16

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

Return on tangible common equity	Three months ended					Twelve months ended	
$ in millions	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	**September 30, 2025**	September 30, 2024	**September 30, 2025**
Average common equity [19]	$ 11,356	$ 11,719	$ 11,989	$ 12,157	**$ 12,302**	$ 10,893	**$ 12,035**
Less:							
Average goodwill and identifiable intangible assets, net	1,885	1,872	1,857	1,858	**1,854**	1,896	**1,861**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(137)	(139)	(140)	(142)	**(144)**	(134)	**(141)**
Average tangible common equity [4] [19]	$ 9,608	$ 9,986	$ 10,272	$ 10,441	**$ 10,592**	$ 9,131	**$ 10,315**
Impact of non-GAAP adjustments on average tangible common equity:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [17]	5	4	4	5	**3**	22	**16**
Other acquisition-related compensation	—	—	—	—	**2**	—	**1**
Total "Compensation, commissions and benefits" expense	5	4	4	5	**5**	22	**17**
Communications and information processing	—	—	—	—	**1**	—	**—**
Professional fees	1	1	1	—	**4**	2	**3**
Other:							
Amortization of identifiable intangible assets [18]	6	6	5	5	**5**	22	**21**
All other acquisition-related expenses	1	—	—	—	**5**	2	**1**
Total "Other" expense	7	6	5	5	**10**	24	**22**
Total pre-tax impact of non-GAAP adjustments related to acquisitions	13	11	10	10	**20**	48	**42**
Tax effect of non-GAAP adjustments	(3)	(3)	(3)	(3)	**(4)**	(12)	**(10)**
Total non-GAAP adjustments, net of tax	10	8	7	7	**16**	36	**32**
Adjusted average tangible common equity [4] [19]	$ 9,618	$ 9,994	$ 10,279	$ 10,448	**$ 10,608**	$ 9,167	**$ 10,347**
Return on common equity [6]	21.2 %	20.4 %	16.4 %	14.3 %	**19.6 %**	18.9 %	**17.7 %**
Adjusted return on common equity [4] [6]	21.9 %	20.9 %	16.9 %	14.8 %	**20.6 %**	19.6 %	**18.3 %**
Return on tangible common equity [4] [6]	25.0 %	24.0 %	19.2 %	16.7 %	**22.8 %**	22.6 %	**20.6 %**
Adjusted return on tangible common equity [4] [6]	25.8 %	24.6 %	19.7 %	17.2 %	**23.9 %**	23.3 %	**21.3 %**

Please refer to the footnotes at the end of this supplement for additional information.
17

Footnotes (1) Results for the three months ended June 30, 2025 and twelve months ended September 30, 2025 reflected the impact of a reserve increase associated with the settlement of a certain legal matter which resulted in a $58M increase in "Other" expense in the Capital Markets segment. (2) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended September 30, 2024, December 31, 2024, March 31, 2025, and September 30, 2025, and an insignificant amount for the three months ended June 30, 2025. The allocations of earnings and dividends to participating securities were $4 million and $3 million for the twelve months ended September 30, 2024 and 2025. (3) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (4) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (5) Estimated. (6) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes. (7) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (8) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (9) Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period. (10) We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition. RJBDP balances swept to third-party banks are not included in our Bank deposits on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation. (11) Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included within interest-bearing demand deposits in our net interest disclosures in this release. (12) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (13) Effective October 1, 2024, we updated our methodology for allocating interest income on certain cash balances, resulting in a reduction in interest income in the Other segment and an increase in interest income in the PCG segment. Prior-period segment results have not been conformed to the current-period presentation. (14) The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses. (15) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market. (16) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. RAYMOND JAMES FINANCIAL, INC. 18

(17) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (18) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (19) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 19